UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2010 (February 26, 2010)

LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-51251 (Commission File Number)	20-1538254 (IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On February 26, 2010, LifePoint Hospitals, Inc., a Delaware corporation (the “Company”), entered into an Amendment No. 7 (the “Amendment No. 7”), dated as of February 26, 2010, with the lenders party thereto and Citicorp North America, Inc., as administrative agent for the lenders (the “Administrative Agent”), to the Credit Agreement dated as of April 15, 2005, by and among the Company, the Administrative Agent, the lenders referred to therein, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Amendment No. 7 was arranged by Citigroup Global Markets, Inc. and Banc of America Securities LLC and provides for, among other things, an extension of the Revolving Credit Maturity Date (as defined in the Credit Agreement) to December 15, 2012 from April 15, 2010 for the entire $350,000,000 of revolving loans and commitments, an extension of the Term B Loan Maturity Date (as defined in the Credit Agreement) to April 15, 2015 from April 15, 2012 for $443,761,463 of the $692,941,338 of outstanding Term B Loans (as defined in the Credit Agreement) and an increase in the Incremental Revolving Loans (as defined in the Credit Agreement) to $350,000,000 from $150,000,000. The Amendment No. 7 is filed as Exhibit 10.8 to this Current Report on Form 8-K.
     The summary of the foregoing transactions is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Credit Agreement, dated as of April 15, 2005, by and among LifePoint Hospitals, Inc., as borrower, the lenders referred to therein, Citicorp North America, Inc. as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets, Inc., as sole lead arranger and sole bookrunner (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated April 19, 2005, File No. 000-51251).

10.2	Incremental Facility Amendment dated August 23, 2005, among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated August 23, 2005, File No. 000-51251).

10.3	Amendment No. 2 to the Credit Agreement, dated October 14, 2005, among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated October 18, 2005, File No. 000-51251).

10.4	Incremental Facility Amendment No. 3 to the Credit Agreement, dated June 30, 2006 among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc. as administrative agent and the lenders party thereto. (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated June 30, 2006, File No. 000-51251).

10.5	Incremental Facility Amendment No. 4 to the Credit Agreement, dated September 8, 2006, among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc. as administrative agent and the lenders party thereto (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated September 12, 2006, File No. 000-51251).

10.6	Amendment No. 5 to the Credit Agreement, dated as of May 11, 2007, among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated May 24, 2007, File No. 000-51251).

10.7	Amendment No. 6 to the Credit Agreement, dated as of April 6, 2009, among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Annual Report on Form 10-K filed February 19, 2010, File No. 000-51251).

10.8	Amendment No. 7 to the Credit Agreement, dated as of February 26, 2010, among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.
Date: March 1, 2010	By:	/s/ Jeffrey S. Sherman
		Name:	Jeffrey S. Sherman
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Credit Agreement, dated as of April 15, 2005, by and among LifePoint Hospitals, Inc., as borrower, the lenders referred to therein, Citicorp North America, Inc. as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets, Inc., as sole lead arranger and sole bookrunner (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated April 19, 2005, File No. 000-51251).

10.2	Incremental Facility Amendment dated August 23, 2005, among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated August 23, 2005, File No. 000-51251).

10.3	Amendment No. 2 to the Credit Agreement, dated October 14, 2005, among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated October 18, 2005, File No. 000-51251).

10.4	Incremental Facility Amendment No. 3 to the Credit Agreement, dated June 30, 2006 among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc. as administrative agent and the lenders party thereto. (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated June 30, 2006, File No. 000-51251).

10.5	Incremental Facility Amendment No. 4 to the Credit Agreement, dated September 8, 2006, among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc. as administrative agent and the lenders party thereto (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated September 12, 2006, File No. 000-51251).

10.6	Amendment No. 5 to the Credit Agreement, dated as of May 11, 2007, among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Current Report on Form 8-K dated May 24, 2007, File No. 000-51251).

10.7	Amendment No. 6 to the Credit Agreement, dated as of April 6, 2009, among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Annual Report on Form 10-K filed February 19, 2010, File No. 000-51251).

10.8	Amendment No. 7 to the Credit Agreement, dated as of February 26, 2010, among LifePoint Hospitals, Inc. as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto.